Exhibit 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
For the Quarter Ended June 30, 2013
(Amounts in thousands)

Debtor	Case Number	AR/AP	June 30, 2013	March 31, 2013	Change
Patriot Coal Corporation	12-51502	A/P	$(9,889,188)	$(9,466,487)	$(422,701)
Patriot Coal Corporation	12-51502	A/R	10,216,478	9,789,809	426,669
Affinity Mining Company	12-52020	A/P	(275)	(273)	(2)
Affinity Mining Company	12-52020	A/R	3,129	2,927	202
Apogee Coal Company, LLC	12-52026	A/P	(1,025,619)	(981,143)	(44,476)
Apogee Coal Company, LLC	12-52026	A/R	1,048,406	1,017,494	30,912
Appalachia Mine Services, LLC	12-52021	A/P	(91,744)	(87,356)	(4,388)
Appalachia Mine Services, LLC	12-52021	A/R	110,761	106,522	4,239
Beaver Dam Coal Company, LLC	12-52022	A/P	(13)	(13)	—
Beaver Dam Coal Company, LLC	12-52022	A/R	48,044	48,044	—
Big Eagle, LLC	12-52028	A/R	—	—	—
Big Eagle Rail, LLC	12-52027	A/P	(4,986)	(4,841)	(145)
Big Eagle Rail, LLC	12-52027	A/R	4,841	4,643	198
Black Stallion Coal Company, LLC	12-52030	A/P	(640,633)	(618,636)	(21,997)
Black Stallion Coal Company, LLC	12-52030	A/R	939,175	913,807	25,368
Black Walnut Coal Company	12-52029	A/P	(4,789)	(4,787)	(2)
Black Walnut Coal Company	12-52029	A/R	7,505	7,505	—
Bluegrass Mine Services, LLC	12-52031	A/P	(47,885)	(46,329)	(1,556)
Bluegrass Mine Services, LLC	12-52031	A/R	643,658	642,108	1,550
Brook Trout Coal, LLC	12-52034	A/P	—	—	—
Brook Trout Coal, LLC	12-52034	A/R	170,063	170,063	—
Catenary Coal Company, LLC	12-52036	A/P	(671,933)	(628,551)	(43,382)
Catenary Coal Company, LLC	12-52036	A/R	611,172	568,756	42,416
Central States Coal Reserves of Kentucky, LLC	12-52038	A/P	(61,095)	(61,095)	—
Central States Coal Reserves of Kentucky, LLC	12-52038	A/R	191,816	190,050	1,766
Charles Coal Company, LLC	12-52037	A/P	—	—	—
Charles Coal Company, LLC	12-52037	A/R	102	102	—
Cleaton Coal Company	12-52039	A/P	(10,992)	(10,954)	(38)
Cleaton Coal Company	12-52039	A/R	33	30	3
Coal Clean LLC	12-52040	A/P	(23,198)	(21,703)	(1,495)
Coal Clean LLC	12-52040	A/R	24,506	22,969	1,537
Coal Properties, LLC	12-52041	A/P	(111,391)	(111,391)	—
Coal Properties, LLC	12-52041	A/R	576	576	—
Coal Reserve Holding Limited Liability Company No.2	12-52042	A/P	(830)	(830)	—
Coal Reserve Holding Limited Liability Company No.2	12-52042	A/R	17	17	—
Colony Bay Coal Company	12-52043	A/P	(123,737)	(122,764)	(973)
Colony Bay Coal Company	12-52043	A/R	38,025	38,130	(105)
Cook Mountain Coal Company, LLC	12-52044	A/P	(745)	(745)	—
Cook Mountain Coal Company, LLC	12-52044	A/R	6,344	6,344	—

Exhibit 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
For the Quarter Ended June 30, 2013
(Amounts in thousands)

Corydon Resources LLC	12-52045	A/P	(1,070)	(599)	(471)
Coyote Coal Company LLC	12-52047	A/P	(639,785)	(610,981)	(28,804)
Coyote Coal Company LLC	12-52047	A/R	789,694	741,764	47,930
Dakota LLC	12-52050	A/P	(17,428)	(17,352)	(76)
Dakota LLC	12-52050	A/R	147	369	(222)
Day LLC	12-52049	A/P	(327)	(327)	—
Day LLC	12-52049	A/R	344	344	—
Dixon Mining Company, LLC	12-52051	A/P	(23)	(23)	—
Dodge Hill Mining Company, LLC	12-52055	A/P	(278,855)	(264,862)	(13,993)
Dodge Hill Mining Company, LLC	12-52055	A/R	269,054	254,525	14,529
EACC Camps, Inc.	12-52056	A/P	(978)	(916)	(62)
Eastern Associated Coal, LLC	12-52057	A/P	(4,067,332)	(3,944,529)	(122,803)
Eastern Associated Coal, LLC	12-52057	A/R	4,464,902	4,308,404	156,498
Eastern Coal Company, LLC	12-52059	A/P	(13,408)	(13,408)	—
Eastern Coal Company, LLC	12-52059	A/R	65,408	65,408	—
Eastern Royalty, LLC	12-52060	A/P	(58,154)	(59,185)	1,031
Eastern Royalty, LLC	12-52060	A/R	14,065	13,634	431
Emerald Processing, L.L.C.	12-52061	A/P	(8,711)	(8,723)	12
Emerald Processing, L.L.C.	12-52061	A/R	8,942	8,933	9
Gateway Eagle Coal Company, LLC	12-52062	A/P	(71,556)	(64,293)	(7,263)
Gateway Eagle Coal Company, LLC	12-52062	A/R	62,134	51,138	10,996
Grand Eagle Mining, LLC	12-52064	A/P	(460,159)	(459,374)	(785)
Grand Eagle Mining, LLC	12-52064	A/R	471,733	471,675	58
Heritage Coal Company LLC	12-52063	A/P	(1,261,223)	(1,218,832)	(42,391)
Heritage Coal Company LLC	12-52063	A/R	878,826	841,807	37,019
Highland Mining Company, LLC	12-52065	A/P	(741,020)	(703,207)	(37,813)
Highland Mining Company, LLC	12-52065	A/R	987,189	957,321	29,868
Hillside Mining Company	12-52066	A/P	(25,799)	(25,597)	(202)
Hillside Mining Company	12-52066	A/R	22,499	21,168	1,331
Hobet Mining, LLC	12-52068	A/P	(1,114,127)	(1,067,818)	(46,309)
Hobet Mining, LLC	12-52068	A/R	1,095,717	1,062,805	32,912
Indian Hill Company LLC	12-52069	A/P	(2,662)	(2,662)	—
Infinity Coal Sales, LLC	12-52070	A/P	(96,367)	(96,367)	—
Infinity Coal Sales, LLC	12-52070	A/R	1,615	1,610	5
Interior Holdings, LLC	12-52072	A/P	(62)	(62)	—
IO Coal LLC	12-52073	A/P	(3,184)	(3,141)	(43)
IO Coal LLC	12-52073	A/R	2,193	2,193	—
Jarrell's Branch Coal Company	12-52075	A/P	(134,600)	(134,594)	(6)
Jarrell's Branch Coal Company	12-52075	A/R	108,079	108,078	1
Jupiter Holdings LLC	12-52076	A/P	(103,548)	(102,721)	(827)
Jupiter Holdings LLC	12-52076	A/R	9,838	9,958	(120)

Exhibit 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
For the Quarter Ended June 30, 2013
(Amounts in thousands)

Kanawha Eagle Coal, LLC	12-52077	A/P	(648,608)	(626,772)	(21,836)
Kanawha Eagle Coal, LLC	12-52077	A/R	575,218	561,450	13,768
Kanawha River Ventures I, LLC	12-52078	A/P	(11,100)	(11,100)	—
Kanawha River Ventures I, LLC	12-52078	A/R	11,468	11,468	—
Kanawha River Ventures II, LLC	12-52079	A/P	—	—	—
Kanawha River Ventures III, LLC	12-52080	A/P	(407)	(396)	(11)
Kanawha River Ventures III, LLC	12-52080	A/R	329	329	—
Little Creek LLC	12-52082	A/P	(1,856)	(1,758)	(98)
Little Creek LLC	12-52082	A/R	4,719	4,483	236
Logan Fork Coal Company	12-52083	A/P	(4,715)	(4,715)	—
Logan Fork Coal Company	12-52083	A/R	29,633	29,633	—
Magnum Coal Company LLC	12-52084	A/P	(951,197)	(951,264)	67
Magnum Coal Company LLC	12-52084	A/R	538,680	538,458	222
Magnum Coal Sales LLC	12-52085	A/P	(1,247,883)	(1,247,872)	(11)
Magnum Coal Sales LLC	12-52085	A/R	1,097,493	1,097,499	(6)
Martinka Coal Company, LLC	12-52086	A/P	(85,091)	(84,384)	(707)
Martinka Coal Company, LLC	12-52086	A/R	18,517	18,517	—
Midland Trail Energy LLC	12-52087	A/P	(227,551)	(216,096)	(11,455)
Midland Trail Energy LLC	12-52087	A/R	226,507	214,470	12,037
Mountain View Coal Company, LLC	12-52089	A/P	(6,538)	(6,370)	(168)
Mountain View Coal Company, LLC	12-52089	A/R	57,671	57,690	(19)
New Trout Coal Holdings II, LLC	12-52090	A/P	—	—	—
Newtown Energy, Inc.	12-52091	A/P	(39,133)	(34,105)	(5,028)
Newtown Energy, Inc.	12-52091	A/R	40,681	35,638	5,043
Ohio County Coal Company, LLC	12-52094	A/P	(569,689)	(568,883)	(806)
Ohio County Coal Company, LLC	12-52094	A/R	417,583	417,394	189
Panther LLC	12-52095	A/P	(770,977)	(721,913)	(49,064)
Panther LLC	12-52095	A/R	964,307	914,415	49,892
Patriot Coal Company, L.P.	12-52096	A/P	(956,714)	(956,312)	(402)
Patriot Coal Company, L.P.	12-52096	A/R	475,402	475,314	88
Patriot Coal Sales LLC	12-52097	A/P	(8,724,874)	(8,315,826)	(409,048)
Patriot Coal Sales LLC	12-52097	A/R	8,846,124	8,427,422	418,702
Patriot Coal Services LLC	12-52102	A/P	(1,163,514)	(1,061,916)	(101,598)
Patriot Coal Services LLC	12-52102	A/R	1,043,624	955,343	88,281
Patriot Leasing Company LLC	12-52103	A/P	(260,445)	(248,645)	(11,800)
Patriot Leasing Company LLC	12-52103	A/R	240,752	231,967	8,785
Patriot Reserve Holdings, LLC	12-52105	A/P	(87)	(87)	—
Patriot Reserve Holdings, LLC	12-52105	A/R	18,012	16,312	1,700
PCX Enterprises, Inc.	12-52019	A/P	—	—	—
Pine Ridge Coal Company, LLC	12-52107	A/P	(1,079,227)	(1,074,875)	(4,352)
Pine Ridge Coal Company, LLC	12-52107	A/R	470,143	469,995	148

Exhibit 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
For the Quarter Ended June 30, 2013
(Amounts in thousands)

Pond Fork Processing LLC	12-52110	A/P	(391)	(391)	—
Pond Fork Processing LLC	12-52110	A/R	393	393	—
Remington Holdings LLC	12-52117	A/P	(7,640)	(7,640)	—
Remington Holdings LLC	12-52117	A/R	25	25	—
Remington II LLC	12-52118	A/P	—	—	—
Remington LLC	12-52119	A/P	(269,236)	(256,037)	(13,199)
Remington LLC	12-52119	A/R	18,438	18,602	(164)
Rivers Edge Mining, Inc.	12-52120	A/P	(86,070)	(85,270)	(800)
Rivers Edge Mining, Inc.	12-52120	A/R	368,220	368,226	(6)
Robin Land Company, LLC	12-52121	A/P	(83,744)	(75,539)	(8,205)
Robin Land Company, LLC	12-52121	A/R	271,368	254,518	16,850
Snowberry Land Company	12-52124	A/P	(32,505)	(32,505)	—
Snowberry Land Company	12-52124	A/R	13,753	13,753	—
Speed Mining LLC	12-52125	A/P	(190,655)	(176,769)	(13,886)
Speed Mining LLC	12-52125	A/R	156,227	141,973	14,254
Sterling Smokeless Coal Company, LLC	12-52127	A/P	(578)	(573)	(5)
Sterling Smokeless Coal Company, LLC	12-52127	A/R	185,033	185,080	(47)
The Presidents Energy Company LLC	12-52130	A/P	(7)	(7)	—
Thunderhill Coal LLC	12-52131	A/P	(598)	(598)	—
Thunderhill Coal LLC	12-52131	A/R	577	577	—
Trout Coal Holdings, LLC	12-52132	A/P	(156,787)	(156,787)	—
Viper LLC	12-52134	A/P	—	—	—
Weatherby Processing LLC	12-52135	A/P	(896)	(896)	—
Weatherby Processing LLC	12-52135	A/R	876	876	—
Wildcat Energy LLC	12-52136	A/P	(22,891)	(18,452)	(4,439)
Wildcat Energy LLC	12-52136	A/R	23,169	19,043	4,126
Wildcat, LLC	12-52137	A/P	(23,964)	(23,825)	(139)
Wildcat, LLC	12-52137	A/R	5,793	5,800	(7)
Will Scarlet Properties LLC	12-52138	A/P	(132)	(131)	(1)
Will Scarlet Properties LLC	12-52138	A/R	301	395	(94)
Winchester LLC	12-52139	A/P	—	—	—
Winchester LLC	12-52139	A/R	2,817	2,817	—
Winifrede Dock Limited Liability Company	12-52140	A/P	(14,323)	(14,261)	(62)
Winifrede Dock Limited Liability Company	12-52140	A/R	14,797	14,683	114
Yankeetown Dock, LLC	12-52141	A/P	(3,328)	(3,301)	(27)
Yankeetown Dock, LLC	12-52141	A/R	464	464	—
Total			$3,362	$2,310	$1,052

The total amounts indicate the net intercompany balances with Non-Debtor entities.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Patriot Coal Corporation	Affinity Mining Co.	Apogee Coal Company	Appalachia Mining Services	Beaver Dam Coal Co.	Big Eagle, LLC	Big Eagle Rail, LLC	Black Stallion Coal Co.	Black Walnut Coal Co.	Bluegrass Mine Services	Brody Mining, LLC
		12-51502	12-52020	12-52026	12-52021	12-52022	12-52028	12-52027	12-52030	12-52029	12-52031	Non-Debtor
Patriot Coal Corporation	12-51502		$1,271	$(700,315)	$(72,220)	$377	$—	$(4,680)	$(549,912)	$(2,917)	$(29,097)	$(11,109)
Affinity Mining Company	12-52020	(1,271)		—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	700,315	—		980	—	—	—	(2)	—	—	—
Appalachia Mining Services, LLC	12-52021	72,220	—	(980)		—	—	—	(25,183)	—	2,626	(127)
Beaver Dam Coal Company, LLC	12-52022	(377)	—	—	—		—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—		—	—	—	—	—
Big Eagle Rail, LLC	12-52027	4,680	—	—	—	—	—		—	—	—	—
Black Stallion Coal Company, LLC	12-52030	549,912	—	2	25,183	—	—	—		347	2,294	21,475
Black Walnut Coal Company	12-52029	2,917	—	—	—	—	—	—	(347)		501	—
Bluegrass Mine Services, LLC	12-52031	29,097	—	—	(2,626)	—	—	—	(2,294)	(501)		—
Brody Mining, LLC	Non-Debtor	11,109	—	—	127	—	—	—	(21,475)	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	254,205	—	(818)	(8)	—	—	—	—	—	—	—
Central States Coal Reserves of KY	12-52038	(181,314)	—	—	—	47,001	—	—	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	8,811	—	—	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	16,089	—	—	72	—	—	—	—	—	—	—
Coal Properties, LLC	12-52041	576	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	4	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	111,769	—	(535)	(1,434)	—	—	—	5,301	500	—	—
Cook Mountain Coal Company	12-52044	(6,026)	—	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	1,152	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	247,105	—	(19,884)	—	—	—	—	(256)	—	—	—
Dakota LLC	12-52050	8,709	—	—	—	—	—	—	(1)	—	—	—
Day LLC	12-52049	2	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	212,613	—	4	(32)	—	—	—	(14)	—	16,887	—
EACC Camps, Inc.	12-52056	392	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	2,010,362	879	(13,680)	52,035	—	—	(3)	933,147	6,527	(1)	(1,583)
Eastern Coal Company, LLC	12-52059	3,171	(48)	—	(255)	582	—	—	(1,216)	1	(790)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Patriot Coal Corporation	Affinity Mining Co.	Apogee Coal Company	Appalachia Mining Services	Beaver Dam Coal Co.	Big Eagle, LLC	Big Eagle Rail, LLC	Black Stallion Coal Co.	Black Walnut Coal Co.	Bluegrass Mine Services	Brody Mining, LLC
		12-51502	12-52020	12-52026	12-52021	12-52022	12-52028	12-52027	12-52030	12-52029	12-52031	Non-Debtor
Eastern Royalty, LLC	12-52060	(3,076)	—	—	—	—	—	—	(5,449)	(103)	—	—
Emerald Processing, L.L.C.	12-52061	2,158	—	—	39	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	49,248	—	—	1,670	—	—	—	(1,669)	—	—	(3)
Grand Eagle Mining, LLC	12-52064	214,370	—	—	—	—	—	—	25	—	224,413	—
Heritage Coal Company LLC	12-52063	210,958	67	221	50	(13)	—	—	—	(842)	(153)	—
Highland Mining Company, LLC	12-52065	605,080	—	4	134	15	—	—	264	—	21,615	—
Hillside Mining Company	12-52066	13,467	—	—	2,747	—	—	—	(67)	—	—	—
Hobet Mining, LLC	12-52068	836,486	—	(34,534)	476	—	—	—	(58)	—	—	—
Indian Hill Company LLC	12-52069	40	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	2,619	—	488	(19)	—	—	—	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	62	—
IO Coal LLC	12-52073	2,770	—	—	—	—	—	—	—	—	—	2
Jarrell's Branch Coal Company	12-52075	117,654	—	1	73	—	—	—	97	42	—	—
Jupiter Holdings LLC	12-52076	14,548	—	119	4	—	—	—	(57)	—	—	—
Kanawha Eagle Coal, LLC	12-52077	529,319	—	(24)	1,564	—	—	4,841	(118)	—	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	164	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	(1,198)	—	11	(3)	—	—	—	1	—	—	—
Logan Fork Coal Company	12-52083	20	—	—	—	—	—	—	—	—	—	—
Magnum Coal Company LLC	12-52084	151,828	(28)	356,262	143	—	—	—	(2)	—	—	1
Magnum Coal Sales LLC	12-52085	(1,077,416)	—	192,436	—	—	—	—	—	—	—	—
Martinka Coal Company, LLC	12-52086	13,660	912	—	2	—	—	—	5	—	—	—
Midland Trail Energy LLC	12-52087	186,657	—	(65)	1,068	—	—	—	(34)	—	—	—
Mountain View Coal Company	12-52089	1,799	(84)	—	—	—	—	—	—	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	15,920	—	—	260	—	—	—	—	—	—	1
Ohio County Coal Company, LLC	12-52094	181,544	—	(1)	(256)	—	—	—	(17)	—	300,054	—
Panther LLC	12-52095	530,017	—	170	253	—	—	—	253	—	—	—
Patriot Coal Company, L.P.	12-52096	72,865	—	(26)	(14)	69	—	—	(10)	—	75,207	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Patriot Coal Corporation	Affinity Mining Co.	Apogee Coal Company	Appalachia Mining Services	Beaver Dam Coal Co.	Big Eagle, LLC	Big Eagle Rail, LLC	Black Stallion Coal Co.	Black Walnut Coal Co.	Bluegrass Mine Services	Brody Mining, LLC
		12-51502	12-52020	12-52026	12-52021	12-52022	12-52028	12-52027	12-52030	12-52029	12-52031	Non-Debtor
Patriot Coal Sales LLC	12-52097	(8,595,301)	—	495,740	—	—	—	—	(324)	—	—	—
Patriot Coal Services LLC	12-52102	1,142,039	(115)	(153,832)	(14,884)	—	—	—	(975)	(1)	(17,844)	(6,917)
Patriot Leasing Company LLC	12-52103	257,161	—	(11,612)	—	—	—	(58)	(24,986)	(426)	—	—
Patriot Reserve Holdings, LLC	12-52105	(15,557)	—	—	—	—	—	—	2	—	—	—
Patriot Ventures LLC	Non-Debtor	(6,042)	—	—	—	—	—	—	78	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	405,833	—	(36)	4,722	—	—	—	(2,332)	89	—	—
Pond Fork Processing LLC	12-52110	341	—	—	—	—	—	—	—	—	—	—
Remington Holdings LLC	12-52117	23	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	142,625	—	(348)	349	—	—	—	(76)	—	—	—
River Edge Mining, Inc.	12-52120	57,201	—	—	17,082	—	—	—	(3,759)	—	—	—
Robin Land Company, LLC	12-52121	53,123	—	(89,051)	—	—	—	—	—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	129,249	—	45	1,620	—	—	—	1	—	—	—
Sterling Smokeless Coal Company	12-52127	(940)	—	—	—	—	—	—	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	518	—	—	—	—	—	—	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	811	—	1	—	—	—	—	—	—	—	—
Wildcat Energy LLC	12-52136	9,173	—	3,020	117	—	—	—	—	—	—	—
Wildcat, LLC	12-52137	6,240	—	1	—	—	—	—	—	—	—	—
Will Scarlet Properties LLC	12-52138	(208)	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	13,741	—	—	—	—	—	(245)	1	—	—	—
Yankeetown Dock, LLC	12-52141	(464)	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$327,288	$2,854	$22,787	$19,017	$48,032	$—	$(145)	$298,542	$2,716	$595,774	$1,740

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Brook Trout Coal, LLC	Catenary Coal Co.	Central States Coal Reserves of KY	Charles Coal Company	Cleaton Coal Company	Coal Clean LLC	Coal Properties, LLC	Coal Reserve Holding No. 2	Colony Bay Coal Co.	Cook Mountain Coal Company	Corydon Resources
		12-52034	12-52036	12-52038	12-52037	12-52039	12-52040	12-52041	12-52042	12-52043	12-52044	12-52045
Patriot Coal Corporation	12-51502	$—	$(254,205)	$181,314	$—	$(8,811)	$(16,089)	$(576)	$(4)	$(111,769)	$6,026	$(1,152)
Affinity Mining Company	12-52020	—	—	—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	—	818	—	—	—	—	—	—	535	—	—
Appalachia Mining Services, LLC	12-52021	—	8	—	—	—	(72)	—	—	1,434	—	—
Beaver Dam Coal Company, LLC	12-52022	—	—	(47,001)	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	—	—	—	—	—	—	—	—	(5,301)	—	—
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	—	—	(500)	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034		—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	—		—	—	—	—	—	—	—	—	—
Central States Coal Reserves of KY	12-52038	—	—		—	—	—	—	17	—	—	(295)
Charles Coal Company, LLC	12-52037	—	—	—		—	—	—	—	(102)	—	—
Cleaton Coal Company	12-52039	—	—	—	—		—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—		—	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—		—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	(17)	—	—	—	—		—	—	—
Colony Bay Coal Company	12-52043	—	—	—	102	—	—	—	—		—	—
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—		—
Corydon Resources LLC	12-52045	—	—	295	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	—	(329,508)	—	—	—	—	—	—	(291)	—	—
Dakota LLC	12-52050	—	—	—	—	—	—	—	—	—	—	—
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	—	2	4,800	—	9	—	—	—	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	—	(5,398)	(187)	—	(1)	(2)	(110,815)	—	32,332	(27)	—
Eastern Coal Company, LLC	12-52059	—	—	818	—	(11)	—	—	—	(388)	316	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Brook Trout Coal, LLC	Catenary Coal Co.	Central States Coal Reserves of KY	Charles Coal Company	Cleaton Coal Company	Coal Clean LLC	Coal Properties, LLC	Coal Reserve Holding No. 2	Colony Bay Coal Co.	Cook Mountain Coal Company	Corydon Resources
		12-52034	12-52036	12-52038	12-52037	12-52039	12-52040	12-52041	12-52042	12-52043	12-52044	12-52045
Eastern Royalty, LLC	12-52060	—	—	(164)	—	—	—	—	—	—	—	—
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	—	(69)	—	—	—	—	—	—	—	—	—
Grand Eagle Mining, LLC	12-52064	—	(348)	21	—	—	—	—	—	166	—	—
Heritage Coal Company LLC	12-52063	—	(2)	83	—	(2,141)	—	—	(1)	(2,906)	2	7,426
Highland Mining Company, LLC	12-52065	—	3	4,361	—	24	—	—	—	—	—	(7,049)
Hillside Mining Company	12-52066	—	—	—	—	—	—	—	—	702	—	—
Hobet Mining, LLC	12-52068	—	(1,607)	—	—	—	—	—	—	(163)	—	—
Indian Hill Company LLC	12-52069	—	—	3	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	(29)	—	—	—	(1)	—	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	—	—	—	—	—
Jarrell's Branch Coal Company	12-52075	—	—	—	—	—	—	—	—	—	—	—
Jupiter Holdings LLC	12-52076	—	(120)	(9,115)	—	—	—	—	—	—	—	—
Kanawha Eagle Coal, LLC	12-52077	—	(26)	—	—	—	—	—	—	(33)	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	—	(67)	—	—	—	—	—	—	—	—	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	—	—	(22)	—	—
Magnum Coal Company LLC	12-52084	170,063	(13,912)	—	—	—	132	—	—	—	—	—
Magnum Coal Sales LLC	12-52085	—	109,664	—	—	—	—	576	—	—	—	—
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	—	—	(22)	—	—
Midland Trail Energy LLC	12-52087	—	(177)	—	—	—	—	—	—	1	—	—
Mountain View Coal Company	12-52089	—	—	—	—	—	—	—	—	26	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	—	—	—	—	—
Ohio County Coal Company, LLC	12-52094	—	—	(3,951)	—	(18)	—	—	—	—	—	—
Panther LLC	12-52095	—	1,004	—	—	—	24,363	—	—	—	—	—
Patriot Coal Company, L.P.	12-52096	—	(959)	(634)	—	—	—	—	—	—	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Brook Trout Coal, LLC	Catenary Coal Co.	Central States Coal Reserves of KY	Charles Coal Company	Cleaton Coal Company	Coal Clean LLC	Coal Properties, LLC	Coal Reserve Holding No. 2	Colony Bay Coal Co.	Cook Mountain Coal Company	Corydon Resources
		12-52034	12-52036	12-52038	12-52037	12-52039	12-52040	12-52041	12-52042	12-52043	12-52044	12-52045
Patriot Coal Sales LLC	12-52097	—	491,646	—	—	—	—	—	—	(359)	—	—
Patriot Coal Services LLC	12-52102	—	(10,082)	(26)	—	(7)	(6,667)	—	—	(1,882)	—	—
Patriot Leasing Company LLC	12-52103	—	(8,782)	—	—	—	(13)	—	—	(262)	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	—	—	—	—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	—	95	—	—	(3)	—	—	(825)	3,088	(717)	—
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	—	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	8,288	—	—	—	—	—	—	—	—	—
River Edge Mining, Inc.	12-52120	—	—	—	—	—	—	—	—	3	(1)	—
Robin Land Company, LLC	12-52121	—	(32,133)	13	—	—	—	—	—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	—	(16)	—	—	—	5	—	—	—	—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	—	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	5	—	—	—	—	—
Wildcat Energy LLC	12-52136	—	(14,405)	—	—	—	(354)	—	—	—	—	—
Wildcat, LLC	12-52137	—	(446)	—	—	—	—	—	—	—	—	—
Will Scarlet Properties LLC	12-52138	—	—	108	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	—	—	—	—	—	—	—	—	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$170,063	$(60,761)	$130,721	$102	$(10,958)	$1,308	$(110,815)	$(813)	$(85,712)	$5,599	$(1,071)
Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Coyote Coal Company	Dakota LLC	Day LLC	Dixon Mining Company	Dodge Hill Mining Co.	EACC Camps, Inc.	Eastern Associated Coal	Eastern Coal Co.	Eastern Royalty, LLC	Emerald Processing	Gateway Eagle Coal Co.
		12-52047	12-52050	12-52049	12-52051	12-52055	12-52056	12-52057	12-52059	12-52060	12-52061	12-52062
Patriot Coal Corporation	12-51502	$(247,105)	$(8,709)	$(2)	$—	$(212,613)	$(392)	$(2,010,362)	$(3,171)	$3,076	$(2,158)	$(49,248)
Affinity Mining Company	12-52020	—	—	—	—	—	—	(879)	48	—	—	—
Apogee Coal Company, LLC	12-52026	19,884	—	—	—	(4)	—	13,680	—	—	—	—
Appalachia Mining Services, LLC	12-52021	—	—	—	—	32	—	(52,035)	255	—	(39)	(1,670)
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	(582)	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	3	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	256	1	—	—	14	—	(933,147)	1,216	5,449	—	1,669
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	(6,527)	(1)	103	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	(16,887)	—	1	790	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	1,583	—	—	—	3
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	329,508	—	—	—	(2)	—	5,398	—	—	—	69
Central States Coal Reserves of KY	12-52038	—	—	—	—	(4,800)	—	187	(818)	164	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	—	—	—	(9)	—	1	11	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	2	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	110,815	—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	291	—	—	—	—	—	(32,332)	388	—	—	—
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	27	(316)	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047		—	—	—	(240)	—	5,923	—	—	—	(1,069)
Dakota LLC	12-52050	—		—	—	—	—	107	—	—	—	—
Day LLC	12-52049	—	—		—	—	—	325	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—		23	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	240	—	—	(23)		—	(266)	(4,044)	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—		361	28	—	—	—
Eastern Associated Coal, LLC	12-52057	(5,923)	(107)	(325)	—	266	(361)		34,110	(27,694)	(1)	58,596
Eastern Coal Company, LLC	12-52059	—	—	—	—	4,044	(28)	(34,110)		1,823	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Coyote Coal Company	Dakota LLC	Day LLC	Dixon Mining Company	Dodge Hill Mining Co.	EACC Camps, Inc.	Eastern Associated Coal	Eastern Coal Co.	Eastern Royalty, LLC	Emerald Processing	Gateway Eagle Coal Co.
		12-52047	12-52050	12-52049	12-52051	12-52055	12-52056	12-52057	12-52059	12-52060	12-52061	12-52062
Eastern Royalty, LLC	12-52060	—	—	—	—	—	—	27,694	(1,823)		—	—
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	1	—	—		—
Gateway Eagle Coal Company	12-52062	1,069	—	—	—	—	—	(58,596)	—	—	—
Grand Eagle Mining, LLC	12-52064	96	—	—	—	(342)	—	(72)	505	—	—	7
Heritage Coal Company LLC	12-52063	—	—	—	—	(6,674)	—	(5,605)	15,295	—	—	—
Highland Mining Company, LLC	12-52065	404	—	—	—	36	—	3,076	4,758	—	—	—
Hillside Mining Company	12-52066	(176)	(4)	—	—	(11)	—	(20,050)	1	—	—	945
Hobet Mining, LLC	12-52068	25,598	—	—	—	—	—	31,639	—	—	—	32
Indian Hill Company LLC	12-52069	—	—	—	—	2,617	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	(10)	(1)	—	—	—	—	(679)	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	161	—	—	—	—
Jarrell's Branch Coal Company	12-52075	247	—	—	—	3	—	15,182	4	—	—	—
Jupiter Holdings LLC	12-52076	3,103	(4)	—	—	—	—	5,909	—	19	—	—
Kanawha Eagle Coal, LLC	12-52077	711	—	—	—	(22)	(3)	30,595	—	—	(4,776)	518
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	(720)	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	79	—	—	—	—	—	17	—	—	—	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	4,685	10	—	—	—
Magnum Coal Company LLC	12-52084	(52,836)	(8,607)	159	—	—	—	(929)	—	—	—	(6)
Magnum Coal Sales LLC	12-52085	131,617	—	—	—	—	—	43,651	—	—	—	—
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	61,317	417	50	—	(42)
Midland Trail Energy LLC	12-52087	(224,429)	—	—	—	(16)	—	(949)	—	—	—	58
Mountain View Coal Company	12-52089	—	—	—	—	—	—	(17,785)	67	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	6	—	—	8,581	—
Ohio County Coal Company, LLC	12-52094	60	—	—	—	(2,916)	—	(392)	882	—	—	(1)
Panther LLC	12-52095	16,911	38	185	—	14	—	14,802	—	2,222	—	(2,112)
Patriot Coal Company, L.P.	12-52096	(24)	—	—	—	(1,288)	—	(644)	975	—	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Coyote Coal Company	Dakota LLC	Day LLC	Dixon Mining Company	Dodge Hill Mining Co.	EACC Camps, Inc.	Eastern Associated Coal	Eastern Coal Co.	Eastern Royalty, LLC	Emerald Processing	Gateway Eagle Coal Co.
		12-52047	12-52050	12-52049	12-52051	12-52055	12-52056	12-52057	12-52059	12-52060	12-52061	12-52062
Patriot Coal Sales LLC	12-52097	259,199	—	—	—	262,029	—	3,619,190	—	—	—	—
Patriot Coal Services LLC	12-52102	(3,166)	113	—	—	(23,578)	(198)	(299,162)	—	—	(1,737)	(14,581)
Patriot Leasing Company LLC	12-52103	(20,683)	—	—	—	(8,922)	—	(46,675)	—	—	—	(1,993)
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	(79)	26	59	—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	10,910	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	(69)	—	—	—	(564)	—	453,432	4,282	(23,682)	2	41
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	30	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	(8,830)	—	—	—	9	—	5,011	—	1,099	—	4
River Edge Mining, Inc.	12-52120	(60)	—	—	—	—	—	(361,871)	1,251	—	—	(875)
Robin Land Company, LLC	12-52121	(76,557)	—	—	—	—	—	(37)	—	(5,911)	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	54	(2,653)	—	—	—
Speed Mining LLC	12-52125	—	—	—	—	—	—	(205)	—	—	—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	(183,908)	74	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	28	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	—	52	—	—	—	—
Wildcat Energy LLC	12-52136	(93)	—	—	—	—	—	10	—	—	—	191
Wildcat, LLC	12-52137	597	—	—	—	—	—	(316)	—	(867)	—	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	(2)	—	—	—	—	—	42	—	—	359	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	15	—	—	—
Total receivable (payable)		$149,909	$(17,281)	$18	$(23)	$(9,801)	$(981)	$397,570	$52,000	$(44,090)	$231	$(9,464)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Grand Eagle Mining, LLC	Heritage Coal Company	Highland Mining Co.	Hillside Mining Co.	Hobet Mining, LLC	Indian Hill Company	Infinity Coal Sales, LLC	Interior Holdings	IO Coal LLC	Jarrell's Branch Coal Company	Jupiter Holdings LLC
		12-52064	12-52063	12-52065	12-52066	12-52068	12-52069	12-52070	12-52072	12-52073	12-52075	12-52076
Patriot Coal Corporation	12-51502	$(214,370)	$(210,958)	$(605,080)	$(13,467)	$(836,486)	$(40)	$(2,619)	$—	$(2,770)	$(117,654)	$(14,548)
Affinity Mining Company	12-52020	—	(67)	—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	—	(221)	(4)	—	34,534	—	(488)	—	—	(1)	(119)
Appalachia Mining Services, LLC	12-52021	—	(50)	(134)	(2,747)	(476)	—	19	—	—	(73)	(4)
Beaver Dam Coal Company, LLC	12-52022	—	13	(15)	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	(25)	—	(264)	67	58	—	—	—	—	(97)	57
Black Walnut Coal Company	12-52029	—	842	—	—	—	—	—	—	—	(42)	—
Bluegrass Mine Services, LLC	12-52031	(224,413)	153	(21,615)	—	—	—	—	(62)	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	(2)	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	348	2	(3)	—	1,607	—	29	—	—	—	120
Central States Coal Reserves of KY	12-52038	(21)	(83)	(4,361)	—	—	(3)	—	—	—	—	9,115
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	2,141	(24)	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	1	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	1	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	(166)	2,906	—	(702)	163	—	—	—	—	—	—
Cook Mountain Coal Company	12-52044	—	(2)	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	—	(7,426)	7,049	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	(96)	—	(404)	176	(25,598)	—	10	—	—	(247)	(3,103)
Dakota LLC	12-52050	—	—	—	4	—	—	1	—	—	—	4
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	342	6,674	(36)	11	—	(2,617)	—	—	—	(3)	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	72	5,605	(3,076)	20,050	(31,639)	—	679	—	(161)	(15,182)	(5,909)
Eastern Coal Company, LLC	12-52059	(505)	(15,295)	(4,758)	(1)	—	—	—	—	—	(4)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Grand Eagle Mining, LLC	Heritage Coal Company	Highland Mining Co.	Hillside Mining Co.	Hobet Mining, LLC	Indian Hill Company	Infinity Coal Sales, LLC	Interior Holdings	IO Coal LLC	Jarrell's Branch Coal Company	Jupiter Holdings LLC
		12-52064	12-52063	12-52065	12-52066	12-52068	12-52069	12-52070	12-52072	12-52073	12-52075	12-52076
Eastern Royalty, LLC	12-52060	—	—	—	—	—	—	—	—	—	—	(19)
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	(7)	—	—	(945)	(32)	—	—	—	—	—	—
Grand Eagle Mining, LLC	12-52064		4,611	(63)	—	195	(2)	—	—	—	—	(275)
Heritage Coal Company LLC	12-52063	(4,611)		974,885	—	33	—	—	—	—	—	—
Highland Mining Company, LLC	12-52065	63	(974,885)		1,053	4	—	—	—	—	—	—
Hillside Mining Company	12-52066	—	—	(1,053)		—	—	—	—	—	—	(4)
Hobet Mining, LLC	12-52068	(195)	(33)	(4)	—		—	(356)	—	—	(27)	158
Indian Hill Company LLC	12-52069	2	—	—	—	—		—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	—	—	—	356	—		—	(5)	—	(253)
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—		—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	5	—		—	(1,560)
Jarrell's Branch Coal Company	12-52075	—	—	—	—	27	—	—	—	—		—
Jupiter Holdings LLC	12-52076	275	—	—	4	(158)	—	253	—	1,560	—
Kanawha Eagle Coal, LLC	12-52077	80	2	(328)	1,241	80	—	—	—	43	42	12
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	(802)
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	—	—	—	2	1	—	1	—	—	(2)	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	—	—	—	(419)	—
Magnum Coal Company LLC	12-52084	—	—	—	—	125,117	—	(85,393)	—	633	—	(73,367)
Magnum Coal Sales LLC	12-52085	—	—	—	—	362,195	—	(7,511)	—	—	2	371
Martinka Coal Company, LLC	12-52086	—	(384)	—	—	—	—	—	—	—	—	—
Midland Trail Energy LLC	12-52087	(52)	(110)	(19)	(40)	(101)	—	17	—	(3)	(12)	29
Mountain View Coal Company	12-52089	—	(81)	—	(1)	—	—	—	—	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	—	—	(20)	—	—
Ohio County Coal Company, LLC	12-52094	68,521	5,661	(713)	(3)	(1)	—	—	—	—	—	—
Panther LLC	12-52095	—	(3)	14	76	439	—	413	—	(267)	(12)	34
Patriot Coal Company, L.P.	12-52096	402,448	2,008	(108)	—	(36)	—	—	—	—	(11)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Grand Eagle Mining, LLC	Heritage Coal Company	Highland Mining Co.	Hillside Mining Co.	Hobet Mining, LLC	Indian Hill Company	Infinity Coal Sales, LLC	Interior Holdings	IO Coal LLC	Jarrell's Branch Coal Company	Jupiter Holdings LLC
		12-52064	12-52063	12-52065	12-52066	12-52068	12-52069	12-52070	12-52072	12-52073	12-52075	12-52076
Patriot Coal Sales LLC	12-52097	(9)	844,128	5,085	—	569,047	—	84	—	—	(371)	(3)
Patriot Coal Services LLC	12-52102	(13,741)	(48,604)	(84,566)	(454)	(133,949)	—	63	—	45	(65)	(293)
Patriot Leasing Company LLC	12-52103	(1,929)	(642)	(14,299)	(7,564)	(25,848)	—	—	—	—	1,101	(2,652)
Patriot Reserve Holdings, LLC	12-52105	—	(2,350)	(9)	—	(14)	—	—	—	—	—	(1)
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	2	505	160	(15)	329	—	2	—	—	106,934	21
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	1	—	—	—	(326)
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	(24)	(2)	77	66	—	15	—	—	—	5
River Edge Mining, Inc.	12-52120	—	22	(83)	(101)	—	—	—	—	—	(376)	—
Robin Land Company, LLC	12-52121	—	—	—	—	(58,928)	—	11	—	—	—	(21)
Snowberry Land Company	12-52124	—	74	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	—	(7)	—	—	—	—	5	—	—	—	1
Sterling Smokeless Coal Company	12-52127	—	397	—	—	—	—	—	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	16	—	1	—	—	—	(414)
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	—	1	—	—	—	—
Wildcat Energy LLC	12-52136	—	—	(1)	—	1,451	—	1	—	—	—	31
Wildcat, LLC	12-52137	(439)	—	—	(21)	(861)	—	4	—	—	—	4
Will Scarlet Properties LLC	12-52138	—	1	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	1	—	—	—	—	—	—	—	—	—
Yankeetown Dock, LLC	12-52141	—	3,077	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$11,574	$(382,396)	$246,169	$(3,301)	$(18,410)	$(2,662)	$(94,752)	$(62)	$(948)	$(26,521)	$(93,710)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Kanawha Eagle Coal	Kanawha River Ventures I	Kanawha River Ventures II	Kanawha River Ventures III	Little Creek LLC	Logan Fork Coal	Magnum Coal	Magnum Coal Sales LLC	Martinka Coal Company	Midland Trail Energy LLC	Mountain View Coal
		12-52077	12-52078	12-52079	12-52080	12-52082	12-52083	12-52084	12-52085	12-52086	12-52087	12-52089
Patriot Coal Corporation	12-51502	$(529,319)	$—	$—	$(164)	$1,198	$(20)	$(151,828)	$1,077,416	$(13,660)	$(186,657)	$(1,799)
Affinity Mining Company	12-52020	—	—	—	—	—	—	28	—	(912)	—	84
Apogee Coal Company, LLC	12-52026	24	—	—	—	(11)	—	(356,262)	(192,436)	—	65	—
Appalachia Mining Services, LLC	12-52021	(1,564)	—	—	—	3	—	(143)	—	(2)	(1,068)	—
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	(4,841)	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	118	—	—	—	(1)	—	2	—	(5)	34	—
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	—	—	—	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	(1)	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	(170,063)	—	—	—	—
Catenary Coal Company, LLC	12-52036	26	—	—	—	67	—	13,912	(109,664)	—	177	—
Central States Coal Reserves of KY	12-52038	—	—	—	—	—	—	—	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	—	—	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	(132)	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	(576)	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	33	—	—	—	—	22	—	—	22	(1)	(26)
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	(711)	—	—	—	(79)	—	52,836	(131,617)	—	224,429	—
Dakota LLC	12-52050	—	—	—	—	—	—	8,607	—	—	—	—
Day LLC	12-52049	—	—	—	—	—	—	(159)	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	22	—	—	—	—	—	—	—	—	16	—
EACC Camps, Inc.	12-52056	3	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	(30,595)	720	—	—	(17)	(4,685)	929	(43,651)	(61,317)	949	17,785
Eastern Coal Company, LLC	12-52059	—	—	—	—	—	(10)	—	—	(417)	—	(67)

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Kanawha Eagle Coal	Kanawha River Ventures I	Kanawha River Ventures II	Kanawha River Ventures III	Little Creek LLC	Logan Fork Coal	Magnum Coal	Magnum Coal Sales LLC	Martinka Coal Company	Midland Trail Energy LLC	Mountain View Coal
		12-52077	12-52078	12-52079	12-52080	12-52082	12-52083	12-52084	12-52085	12-52086	12-52087	12-52089
Eastern Royalty, LLC	12-52060	—	—	—	—	—	—	—	—	(50)	—	—
Emerald Processing, L.L.C.	12-52061	4,776	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	(518)	—	—	—	—	—	6	—	42	(58)	—
Grand Eagle Mining, LLC	12-52064	(80)	—	—	—	—	—	—	—	—	52	—
Heritage Coal Company LLC	12-52063	(2)	—	—	—	—	—	—	—	384	110	81
Highland Mining Company, LLC	12-52065	328	—	—	—	—	—	—	—	—	19	—
Hillside Mining Company	12-52066	(1,241)	—	—	—	(2)	—	—	—	—	40	1
Hobet Mining, LLC	12-52068	(80)	—	—	—	(1)	—	(125,117)	(362,195)	—	101	—
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	—	—	—	(1)	—	85,393	7,511	—	(17)	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	(43)	—	—	—	—	—	(633)	—	—	3	—
Jarrell's Branch Coal Company	12-52075	(42)	—	—	—	2	419	—	(2)	—	12	—
Jupiter Holdings LLC	12-52076	(12)	802	—	—	—	—	73,367	(371)	—	(29)	—
Kanawha Eagle Coal, LLC	12-52077		—	—	—	320	—	10,072	(74,540)	21	(25)	880
Kanawha River Ventures I, LLC	12-52078	—		—	—	—	—	—	—	—	—	(800)
Kanawha River Ventures II, LLC	12-52079	—	—		—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—		—	—	(2)	—	—	—	—
Little Creek LLC	12-52082	(320)	—	—	—		—	(2,021)	(162)	—	(3)	—
Logan Fork Coal Company	12-52083	—	—	—	—	—		—	—	—	—	—
Magnum Coal Company LLC	12-52084	(10,072)	—	—	2	2,021	—		12,450	11	(12,435)	—
Magnum Coal Sales LLC	12-52085	74,540	—	—	—	162	—	(12,450)		—	—	—
Martinka Coal Company, LLC	12-52086	(21)	—	—	—	—	—	(11)	—		—	1,086
Midland Trail Energy LLC	12-52087	25	—	—	—	3	—	12,435	—	—		—
Mountain View Coal Company	12-52089	(880)	800	—	—	—	—	—	—	(1,086)	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	(40,623)	—	—	—	—	—	—	—	—	(1)	—
Ohio County Coal Company, LLC	12-52094	(16)	—	—	—	—	—	—	—	—	(2)	—
Panther LLC	12-52095	(229)	—	—	289	(132)	—	(73,351)	(83,044)	—	274	5,378
Patriot Coal Company, L.P.	12-52096	(1)	—	—	—	—	—	(133)	(28)	—	(12)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Kanawha Eagle Coal	Kanawha River Ventures I	Kanawha River Ventures II	Kanawha River Ventures III	Little Creek LLC	Logan Fork Coal	Magnum Coal	Magnum Coal Sales LLC	Martinka Coal Company	Midland Trail Energy LLC	Mountain View Coal
		12-52077	12-52078	12-52079	12-52080	12-52082	12-52083	12-52084	12-52085	12-52086	12-52087	12-52089
Patriot Coal Sales LLC	12-52097	494,800	—	—	—	771	—	(45,634)	(203,891)	—	—	—
Patriot Coal Services LLC	12-52102	(1,957)	—	—	—	(643)	(1)	8	(26)	(7,356)	(27,035)	(1,084)
Patriot Leasing Company LLC	12-52103	(9,515)	—	—	—	(950)	—	(10,086)	(42)	—	(67)	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	—	—	—	—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	(1,434)	—	—	—	(3)	29,192	361	(38,034)	18,061	(96)	(2,762)
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	(64)	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	7,617	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	576	1,616	—	37	—	—	83,778	(5,983)	—	108	—
River Edge Mining, Inc.	12-52120	(48)	—	—	—	—	—	—	—	(8)	(6)	1
Robin Land Company, LLC	12-52121	(114)	7,530	—	(243)	(16)	—	22,389	116	—	(45)	—
Snowberry Land Company	12-52124	—	(11,100)	—	—	—	—	—	—	—	—	32,376
Speed Mining LLC	12-52125	—	—	—	—	—	—	(846)	—	—	(18)	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	(184)	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	7	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	(163)	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	156,787	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	—	(13)	—	—	—	—
Wildcat Energy LLC	12-52136	—	—	—	—	171	—	(195)	—	—	146	—
Wildcat, LLC	12-52137	(7)	—	—	—	(1)	—	11,073	(1,620)	—	(2)	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	(94)	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	(2,817)	—	—	—	—
Winifrede Dock LLC	12-52140	(14,413)	—	—	—	—	—	—	—	18	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$(73,430)	$368	$—	$(78)	$2,863	$24,918	$(412,517)	$(150,390)	$(66,532)	$(1,044)	$51,134

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		New Trout Coal Holdings II	Newtown Energy, Inc.	Ohio County Coal Co.	Panther LLC	Patriot Coal Company, L.P.	Patriot Coal Sales LLC	Patriot Coal Services LLC	Patriot Leasing Company LLC	Patriot Reserve Holdings, LLC	Patriot Ventures LLC	PCX Enterprises, Inc
		12-52090	12-52091	12-52094	12-52095	12-52096	12-52097	12-52102	12-52103	12-52105	Non-Debtor	12-52019
Patriot Coal Corporation	12-51502	$—	$(15,920)	$(181,544)	$(530,017)	$(72,865)	$8,595,301	$(1,142,039)	$(257,161)	$15,557	$6,042	$—
Affinity Mining Company	12-52020	—	—	—	—	—	—	115	—	—	—	—
Apogee Coal Company, LLC	12-52026	—	—	1	(170)	26	(495,740)	153,832	11,612	—	—	—
Appalachia Mining Services, LLC	12-52021	—	(260)	256	(253)	14	—	14,884	—	—	—	—
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	(69)	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	58	—	—	—
Black Stallion Coal Company, LLC	12-52030	—	—	17	(253)	10	324	975	24,986	(2)	(78)	—
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	1	426	—	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	(300,054)	—	(75,207)	—	17,844	—	—	—	—
Brody Mining, LLC	Non-Debtor	—	(1)	—	—	—	—	6,917	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	—	—	—	(1,004)	959	(491,646)	10,082	8,782	—	—	—
Central States Coal Reserves of KY	12-52038	—	—	3,951	—	634	—	26	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	—	18	—	—	—	7	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	(24,363)	—	—	6,667	13	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	—	—	—	—	—	359	1,882	262	—	—	—
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	—	—	(60)	(16,911)	24	(259,199)	3,166	20,683	—	—	—
Dakota LLC	12-52050	—	—	—	(38)	—	—	(113)	—	—	—	—
Day LLC	12-52049	—	—	—	(185)	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	—	—	2,916	(14)	1,288	(262,029)	23,578	8,922	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	198	—	—	—	—
Eastern Associated Coal, LLC	12-52057	—	(6)	392	(14,802)	644	(3,619,190)	299,162	46,675	79	(10,910)	—
Eastern Coal Company, LLC	12-52059	—	—	(882)	—	(975)	—	—	—	(26)	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		New Trout Coal Holdings II	Newtown Energy, Inc.	Ohio County Coal Co.	Panther LLC	Patriot Coal Company, L.P.	Patriot Coal Sales LLC	Patriot Coal Services LLC	Patriot Leasing Company LLC	Patriot Reserve Holdings, LLC	Patriot Ventures LLC	PCX Enterprises, Inc
		12-52090	12-52091	12-52094	12-52095	12-52096	12-52097	12-52102	12-52103	12-52105	Non-Debtor	12-52019
Eastern Royalty, LLC	12-52060	—	—	—	(2,222)	—	—	—	—	(59)	—	—
Emerald Processing, L.L.C.	12-52061	—	(8,581)	—	—	—	—	1,737	—	—	—	—
Gateway Eagle Coal Company	12-52062	—	—	1	2,112	—	—	14,581	1,993	—	—	—
Grand Eagle Mining, LLC	12-52064	—	—	(68,521)	—	(402,448)	9	13,741	1,929	—	—	—
Heritage Coal Company LLC	12-52063	—	—	(5,661)	3	(2,008)	(844,128)	48,604	642	2,350	—	—
Highland Mining Company, LLC	12-52065	—	—	713	(14)	108	(5,085)	84,566	14,299	9	—	—
Hillside Mining Company	12-52066	—	—	3	(76)	—	—	454	7,564	—	—	—
Hobet Mining, LLC	12-52068	—	—	1	(439)	36	(569,047)	133,949	25,848	14	—	—
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	—	—	(413)	—	(84)	(63)	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	20	—	267	—	—	(45)	—	—	—	—
Jarrell's Branch Coal Company	12-52075	—	—	—	12	11	371	65	(1,101)	—	—	—
Jupiter Holdings LLC	12-52076	—	—	—	(34)	—	3	293	2,652	1	—	—
Kanawha Eagle Coal, LLC	12-52077	—	40,623	16	229	1	(494,800)	1,957	9,515	—	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	(289)	—	—	—	—	—	—	—
Little Creek LLC	12-52082	—	—	—	132	—	(771)	643	950	—	—	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	1	—	—	—	—
Magnum Coal Company LLC	12-52084	—	—	—	73,351	133	45,634	(8)	10,086	—	—	—
Magnum Coal Sales LLC	12-52085	—	—	—	83,044	28	203,891	26	42	—	—	—
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	7,356	—	—	—	—
Midland Trail Energy LLC	12-52087	—	1	2	(274)	12	—	27,035	67	—	—	—
Mountain View Coal Company	12-52089	—	—	—	(5,378)	—	—	1,084	—	—	—	—
New Trout Coal Holdings II, LLC	12-52090		—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—		—	—	—	—	14,366	—	—	—	—
Ohio County Coal Company, LLC	12-52094	—	—		(81)	(402,508)	(4,164)	12,928	(2,445)	—	—	—
Panther LLC	12-52095	—	—	81		102	(805,326)	769	8,715	—	—	—
Patriot Coal Company, L.P.	12-52096	—	—	402,508	(102)		(471,327)	604	30	—	(1)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		New Trout Coal Holdings II	Newtown Energy, Inc.	Ohio County Coal Co.	Panther LLC	Patriot Coal Company, L.P.	Patriot Coal Sales LLC	Patriot Coal Services LLC	Patriot Leasing Company LLC	Patriot Reserve Holdings, LLC	Patriot Ventures LLC	PCX Enterprises, Inc
		12-52090	12-52091	12-52094	12-52095	12-52096	12-52097	12-52102	12-52103	12-52105	Non-Debtor	12-52019
Patriot Coal Sales LLC	12-52097	—	—	4,164	805,326	471,327		(225)	—	—	—	—
Patriot Coal Services LLC	12-52102	—	(14,366)	(12,928)	(769)	(604)	225		20,358	1	(155)	—
Patriot Leasing Company LLC	12-52103	—	—	2,445	(8,715)	(30)	—	(20,358)		—	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	(1)	—		—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	1	—	155	—	—		—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	—	22	(18)	(96)	34	(399,391)	42,332	7,330	—	—	—
Pond Fork Processing LLC	12-52110	—	—	—	17	—	—	—	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	(7)	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	(19)	101	(14)	—	(2,676)	20,833	2,915	—	—	—
River Edge Mining, Inc.	12-52120	—	—	(21)	(88)	—	(273)	9,808	699	2	—	—
Robin Land Company, LLC	12-52121	—	33	(1)	(5,049)	(1)	—	(1,469)	—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	—	—	—	(153,992)	—	—	59,721	—	—	—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	107	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	28	—	—	(1)	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	2	—	—	3	—	—	—	—
Wildcat Energy LLC	12-52136	—	—	—	(5,628)	—	—	6,985	—	—	—	—
Wildcat, LLC	12-52137	—	—	—	630	—	7	101	2,848	—	—	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	10	—	14	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	—	—	(137)	—	—	48	114	—	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	236	—	—	—	—
Total receivable (payable)		$—	$1,549	$(152,106)	$193,330	$(481,311)	$121,250	$(119,890)	$(19,692)	$17,925	$(5,102)	$—

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Pine Ridge Coal Company	Pond Fork Processing	Remington Holdings	Remington II LLC	Remington LLC	River Edge Mining, Inc.	Robin Land Co., LLC	Snowberry Land Co.	Speed Mining LLC	Sterling Smokeless Coal Company	President's Energy Co.
		12-52107	12-52110	12-52117	12-52118	12-52119	12-52120	12-52121	12-52124	12-52125	12-52127	12-52130
Patriot Coal Corporation	12-51502	$(405,833)	$(341)	$(23)	$—	$(142,625)	$(57,201)	$(53,123)	$—	$(129,249)	$940	$—
Affinity Mining Company	12-52020	—	—	—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	36	—	—	—	348	—	89,051	—	(45)	—	—
Appalachia Mining Services, LLC	12-52021	(4,722)	—	—	—	(349)	(17,082)	—	—	(1,620)	—	—
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	2,332	—	—	—	76	3,759	—	—	(1)	—	—
Black Walnut Coal Company	12-52029	(89)	—	—	—	—	—	—	—	—	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	(95)	—	—	—	(8,288)	—	32,133	—	16	—	—
Central States Coal Reserves of KY	12-52038	—	—	—	—	—	—	(13)	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	3	—	—	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	—	—	(5)	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	825	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	(3,088)	—	—	—	—	(3)	—	—	—	—	—
Cook Mountain Coal Company	12-52044	717	—	—	—	—	1	—	—	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	69	—	—	—	8,830	60	76,557	—	—	—	—
Dakota LLC	12-52050	—	—	—	—	—	—	—	—	—	—	—
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	564	—	—	—	(9)	—	—	—	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	(453,432)	(30)	—	—	(5,011)	361,871	37	(54)	205	183,908	—
Eastern Coal Company, LLC	12-52059	(4,282)	—	—	—	—	(1,251)	—	2,653	—	(74)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Pine Ridge Coal Company	Pond Fork Processing	Remington Holdings	Remington II LLC	Remington LLC	River Edge Mining, Inc.	Robin Land Co., LLC	Snowberry Land Co.	Speed Mining LLC	Sterling Smokeless Coal Company	President's Energy Co.
		12-52107	12-52110	12-52117	12-52118	12-52119	12-52120	12-52121	12-52124	12-52125	12-52127	12-52130
Eastern Royalty, LLC	12-52060	23,682	—	—	—	(1,099)	—	5,911	—	—	—	—
Emerald Processing, L.L.C.	12-52061	(2)	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	(41)	—	—	—	(4)	875	—	—	—	—	—
Grand Eagle Mining, LLC	12-52064	(2)	—	—	—	—	—	—	—	—	—	—
Heritage Coal Company LLC	12-52063	(505)	—	—	—	24	(22)	—	(74)	7	(397)	—
Highland Mining Company, LLC	12-52065	(160)	—	—	—	2	83	—	—	—	—	—
Hillside Mining Company	12-52066	15	—	—	—	(77)	101	—	—	—	—	—
Hobet Mining, LLC	12-52068	(329)	—	—	—	(66)	—	58,928	—	—	—	—
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	(2)	(1)	—	—	(15)	—	(11)	—	(5)	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	—	—	—	—	—
Jarrell's Branch Coal Company	12-52075	(106,934)	—	—	—	—	376	—	—	—	—	—
Jupiter Holdings LLC	12-52076	(21)	326	—	—	(5)	—	21	—	(1)	—	—
Kanawha Eagle Coal, LLC	12-52077	1,434	—	—	—	(576)	48	114	—	—	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	(1,616)	—	(7,530)	11,100	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	(37)	—	243	—	—	—	—
Little Creek LLC	12-52082	3	—	—	—	—	—	16	—	—	—	—
Logan Fork Coal Company	12-52083	(29,192)	—	—	—	—	—	—	—	—	—	—
Magnum Coal Company LLC	12-52084	(361)	64	(7,617)	—	(83,778)	—	(22,389)	—	846	—	(7)
Magnum Coal Sales LLC	12-52085	38,034	—	—	—	5,983	—	(116)	—	—	—	—
Martinka Coal Company, LLC	12-52086	(18,061)	—	—	—	—	8	—	—	—	184	—
Midland Trail Energy LLC	12-52087	96	—	—	—	(108)	6	45	—	18	—	—
Mountain View Coal Company	12-52089	2,762	—	—	—	—	(1)	—	(32,376)	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	(22)	—	—	—	19	—	(33)	—	—	—	—
Ohio County Coal Company, LLC	12-52094	18	—	—	—	(101)	21	1	—	—	—	—
Panther LLC	12-52095	96	(17)	—	—	14	88	5,049	—	153,992	—	—
Patriot Coal Company, L.P.	12-52096	(34)	—	—	—	—	—	1	—	—	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Pine Ridge Coal Company	Pond Fork Processing	Remington Holdings	Remington II LLC	Remington LLC	River Edge Mining, Inc.	Robin Land Co., LLC	Snowberry Land Co.	Speed Mining LLC	Sterling Smokeless Coal Company	President's Energy Co.
		12-52107	12-52110	12-52117	12-52118	12-52119	12-52120	12-52121	12-52124	12-52125	12-52127	12-52130
Patriot Coal Sales LLC	12-52097	399,391	—	—	—	2,676	273	—	—	—	—	—
Patriot Coal Services LLC	12-52102	(42,332)	—	7	—	(20,833)	(9,808)	1,469	—	(59,721)	(107)	—
Patriot Leasing Company LLC	12-52103	(7,330)	—	—	—	(2,915)	(699)	—	—	—	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	(2)	—	—	—	—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107		—	—	—	(63)	650	1,700	—	(4)	—	—
Pond Fork Processing LLC	12-52110	—		—	—	—	—	—	—	(3)	—	—
Remington Holdings LLC	12-52117	—	—		—	(18)	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—		—	—	—	—	—	—	—
Remington LLC	12-52119	63	—	18	—		—	91	—	37	—	—
River Edge Mining, Inc.	12-52120	(650)	—	—	—	—		—	—	—	—	—
Robin Land Company, LLC	12-52121	(1,700)	—	—	—	(91)	—		—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—		—	—	—
Speed Mining LLC	12-52125	4	3	—	—	(37)	—	—	—		—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	—		—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	—	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	(863)	—	—	—	—	—	—
Wildcat Energy LLC	12-52136	—	(2)	—	—	487	—	—	—	1,106	—	—
Wildcat, LLC	12-52137	(8)	—	—	—	(677)	—	(529)	—	—	—	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	—	—	—	—	—	—	—	—	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$(609,084)	$2	$(7,616)	$—	$(250,799)	$282,150	$187,624	$(18,752)	$(34,428)	$184,455	$(7)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Thunderhill Coal LLC	Trout Coal Holdings	Viper LLC	Weatherby Processing	Wildcat Energy LLC	Wildcat, LLC	Will Scarlet Properties	Winchester LLC	Winifrede Dock LLC	Yankeetown Dock, LLC	Total (receivable) payable
		12-52131	12-52132	12-52134	12-52135	12-52136	12-52137	12-52138	12-52139	12-52140	12-52141
Patriot Coal Corporation	12-51502	$(518)	$—	$—	$(811)	$(9,173)	$(6,240)	$208	$—	$(13,741)	$464	$(327,288)
Affinity Mining Company	12-52020	—	—	—	—	—	—	—	—	—	—	(2,854)
Apogee Coal Company, LLC	12-52026	—	—	—	(1)	(3,020)	(1)	—	—	—	—	(22,787)
Appalachia Mining Services, LLC	12-52021	—	—	—	—	(117)	—	—	—	—	—	(19,017)
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	—	—	—	(48,032)
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	—	245	—	145
Black Stallion Coal Company, LLC	12-52030	—	—	—	—	—	—	—	—	(1)	—	(298,542)
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	—	—	—	—	(2,716)
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	(595,774)
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	(1,740)
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	(170,063)
Catenary Coal Company, LLC	12-52036	—	—	—	—	14,405	446	—	—	—	—	60,761
Central States Coal Reserves of KY	12-52038	—	—	—	—	—	—	(108)	—	—	—	(130,721)
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	(102)
Cleaton Coal Company	12-52039	—	—	—	—	—	—	—	—	—	—	10,958
Coal Clean LLC	12-52040	—	—	—	(5)	354	—	—	—	—	—	(1,308)
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	110,815
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	813
Colony Bay Coal Company	12-52043	—	—	—	—	—	—	—	—	—	—	85,712
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—	—	(5,599)
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	1,071
Coyote Coal Company LLC	12-52047	—	—	—	—	93	(597)	—	—	2	—	(149,909)
Dakota LLC	12-52050	—	—	—	—	—	—	—	—	—	—	17,281
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	(18)
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	23
Dodge Hill Mining Company, LLC	12-52055	—	—	—	—	—	—	—	—	—	—	9,801
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	981
Eastern Associated Coal, LLC	12-52057	(28)	—	—	(52)	(10)	316	—	—	(42)	—	(397,570)
Eastern Coal Company, LLC	12-52059	—	—	—	—	—	—	—	—	—	(15)	(52,000)

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Thunderhill Coal LLC	Trout Coal Holdings	Viper LLC	Weatherby Processing	Wildcat Energy LLC	Wildcat, LLC	Will Scarlet Properties	Winchester LLC	Winifrede Dock LLC	Yankeetown Dock, LLC	Total (receivable) payable
		12-52131	12-52132	12-52134	12-52135	12-52136	12-52137	12-52138	12-52139	12-52140	12-52141
Eastern Royalty, LLC	12-52060	—	—	—	—	—	867	—	—	—	—	44,090
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	(359)	—	(231)
Gateway Eagle Coal Company	12-52062	—	—	—	—	(191)	—	—	—	—	—	9,464
Grand Eagle Mining, LLC	12-52064	—	—	—	—	—	439	—	—	—	—	(11,574)
Heritage Coal Company LLC	12-52063	—	—	—	—	—	—	(1)	—	(1)	(3,077)	382,396
Highland Mining Company, LLC	12-52065	—	—	—	—	1	—	—	—	—	—	(246,169)
Hillside Mining Company	12-52066	—	—	—	—	—	21	—	—	—	—	3,301
Hobet Mining, LLC	12-52068	(16)	—	—	—	(1,451)	861	—	—	—	—	18,410
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	2,662
Infinity Coal Sales, LLC	12-52070	(1)	—	—	(1)	(1)	(4)	—	—	—	—	94,752
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	62
IO Coal LLC	12-52073	—	—	—	—	—	—	—	—	—	—	948
Jarrell's Branch Coal Company	12-52075	—	—	—	—	—	—	—	—	—	—	26,521
Jupiter Holdings LLC	12-52076	414	—	—	—	(31)	(4)	—	—	—	—	93,710
Kanawha Eagle Coal, LLC	12-52077	—	—	—	—	—	7	—	—	14,413	—	73,430
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	(368)
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	78
Little Creek LLC	12-52082	—	—	—	—	(171)	1	—	—	—	—	(2,863)
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	—	—	—	—	(24,918)
Magnum Coal Company LLC	12-52084	163	(156,787)	—	13	195	(11,073)	—	2,817	—	—	412,517
Magnum Coal Sales LLC	12-52085	—	—	—	—	—	1,620	—	—	—	—	150,390
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	94	—	(18)	—	66,532
Midland Trail Energy LLC	12-52087	—	—	—	—	(146)	2	—	—	—	—	1,044
Mountain View Coal Company	12-52089	—	—	—	—	—	—	—	—	—	—	(51,134)
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	—	—	—	—	(1,549)
Ohio County Coal Company, LLC	12-52094	—	—	—	—	—	—	—	—	—	—	152,106
Panther LLC	12-52095	(28)	—	—	(2)	5,628	(630)	—	—	137	—	(193,330)
Patriot Coal Company, L.P.	12-52096	—	—	—	—	—	—	(10)	—	—	—	481,311

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	June 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2013
(Amounts in thousands)

		Thunderhill Coal LLC	Trout Coal Holdings	Viper LLC	Weatherby Processing	Wildcat Energy LLC	Wildcat, LLC	Will Scarlet Properties	Winchester LLC	Winifrede Dock LLC	Yankeetown Dock, LLC	Total (receivable) payable
		12-52131	12-52132	12-52134	12-52135	12-52136	12-52137	12-52138	12-52139	12-52140	12-52141
Patriot Coal Sales LLC	12-52097	—	—	—	—	—	(7)	—	—	—	—	(121,250)
Patriot Coal Services LLC	12-52102	1	—	—	(3)	(6,985)	(101)	(14)	—	(48)	(236)	119,890
Patriot Leasing Company LLC	12-52103	—	—	—	—	—	(2,848)	—	—	(114)	—	19,692
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	—	—	—	—	(17,925)
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	5,102
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	—	—	—	—	—	8	—	—	—	—	609,084
Pond Fork Processing LLC	12-52110	—	—	—	—	2	—	—	—	—	—	(2)
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	7,616
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	—	—	863	(487)	677	—	—	—	—	250,799
River Edge Mining, Inc.	12-52120	—	—	—	—	—	—	—	—	—	—	(282,150)
Robin Land Company, LLC	12-52121	—	—	—	—	—	529	—	—	—	—	(187,624)
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	18,752
Speed Mining LLC	12-52125	—	—	—	—	(1,106)	—	—	—	—	—	34,428
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	—	—	(184,455)
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	7
Thunderhill Coal LLC	12-52131		—	—	—	8	—	—	—	—	—	21
Trout Coal Holdings, LLC	12-52132	—		—	—	—	—	—	—	—	—	156,787
Viper LLC	12-52134	—	—		—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—		22	—	—	—	—	—	20
Wildcat Energy LLC	12-52136	(8)	—	—	(22)		(2,461)	—	—	—	—	(278)
Wildcat, LLC	12-52137	—	—	—	—	2,461		—	—	—	—	18,171
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—		—	—	—	(168)
Winchester LLC	12-52139	—	—	—	—	—	—	—		—	—	(2,817)
Winifrede Dock LLC	12-52140	—	—	—	—	—	—	—	—		—	(474)
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—		2,864
Total receivable (payable)		$(21)	$(156,787)	$—	$(20)	$278	$(18,171)	$168	$2,817	$474	$(2,864)	$—

Note: Intercompany Matrix could include insignificant rounding differences.